Exhibit 10.2
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

ASSIGNMENT AND
FIRST AMENDMENT TO DEVELOPMENT AND LICENSE AGREEMENT

This Assignment and First Amendment to Development and License Agreement (the “Amendment”) is entered into as of the 20th day of March, 2018 (the “Effective Date”) by and between Antares Pharma, Inc., a Delaware corporation, with offices located at 100 Princeton South, Suite 300, Ewing, NJ 08628 (“Antares”), AMAG Pharma USA, Inc. (f/k/a Lumara Health Inc.), a Delaware corporation (“AMAG USA”), and AMAG Pharmaceuticals, Inc., a Delaware corporation, with a corporate address at 1100 Winter Street, Waltham, MA 02451 (“AMAG”) to amend the terms of that certain Development and License Agreement between Antares and AMAG USA, dated September 30, 2014 (the “Agreement”). Antares, AMAG USA and AMAG are sometimes referred to in this Amendment individually as a “Party” and collectively as the “Parties”.

WHEREAS, AMAG USA and Antares entered into the Agreement under which Antares granted AMAG USA an exclusive, worldwide license to Antares’ VIBEX® QuickShot® (QS) auto-injection system or similar Device for use with HPC, and further under which Antares and AMAG USA agreed to collaborate to develop such a product; and

WHEREAS, AMAG USA was acquired by AMAG on November 12, 2014 and is a wholly-owned subsidiary of AMAG; and

WHEREAS, AMAG USA desires to assign, and AMAG desires to assume, the rights and obligations of AMAG USA under the Agreement (the “Assignment”), effective as of May 22, 2015 (the “Assignment Effective Date”); and

WHEREAS, Antares desires to consent to the Assignment, effective as of the Assignment Effective Date; and

WHEREAS, contemporaneously with the execution of this Amendment, Antares and AMAG are entering into a Manufacturing Agreement pursuant to which Antares agrees to sell, and AMAG agrees to purchase the Products (as defined therein), on the terms set forth therein; and

WHEREAS, Antares, AMAG USA and AMAG mutually desire to amend the terms of the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, the Parties hereto agree to amend the Agreement as follows:
1.Transfer of Agreement to AMAG. In accordance with Section 20.3 of the Agreement, Antares hereby recognizes and consents to the Assignment of the Agreement from AMAG USA to AMAG, effective as of the Assignment Effective Date. AMAG agrees that, effective as of the Assignment Effective Date, it assumed all rights and obligations of AMAG USA under the Agreement and such Agreement is binding on AMAG as AMAG USA’s permitted assignee as of such date, and AMAG USA agrees that, effective as of the Assignment Effective Date, it assigned,

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

transferred and conveyed all of its rights, title, and interests under the Agreement to AMAG. For the avoidance of doubt, all references to “Lumara Health Inc.” or “Lumara” in the Agreement shall refer to “AMAG Pharmaceuticals, Inc.” or “AMAG”, as applicable.
2.Amendment to Agreement.
2.1    Confidential Information.

a.    Section 17.1 of the Agreement is hereby deleted in its entirety and replaced as follows:

“Confidentiality; Exceptions. Unless otherwise set forth in this Agreement, with respect to all Information disclosed or provided by, or on behalf of, either Party to the other or its designees in connection with this Agreement or the Manufacturing Agreement, whether provided orally, visually, electronically, in writing or in any other form, (“Confidential Information”), the Party receiving such Confidential Information (“Recipient”) shall maintain the confidential and proprietary status of such Confidential Information, keep such Confidential Information and each part thereof within its possession or under its control, use all its reasonable efforts to prevent the disclosure of any Confidential Information to any other person, and use all its reasonable efforts to ensure that such Confidential Information is used only for those purposes specifically authorized by this Agreement. These mutual obligations of confidentiality shall apply until [***] following the expiration or termination of the Agreement, but such obligations shall not apply to any Information to the extent that such Information is:

(i)    independently developed by such Party outside the scope and not in violation of this Agreement (including without access to or use of the Confidential Information), as evidenced by such Party’s contemporaneous written records;

(ii)    in the public domain at the time of its receipt or thereafter becomes part of the public domain through no fault of or breach of this Agreement by the Recipient or by any person to whom the Recipient disclosed such Confidential Information;

(iii)    received without an obligation of confidentiality from a Third Person having the right to disclose such information and provided such information was not obtained by such Third Person directly or indirectly from the disclosing Party on a confidential basis; or

(iv)    released from the restrictions of this Section 17.1 by the express written consent of the disclosing Party.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Notwithstanding the provisions of Section 17.1 hereof, the Parties may, to the extent necessary, disclose and use Confidential Information to secure patent protection for an invention developed as a result of the Product Development Program or, to obtain regulatory clearance or institutional or government approval to clinically test or market Product Notwithstanding anything to the contrary contained herein, all Confidential Information disclosed by the Parties prior to the date hereof shall be subject to the confidentiality provisions set forth in this Article 17.”

b.    Section 17.2(a) of the Agreement is hereby deleted in its entirety and replaced as follows:
“Authorized Disclosures; Permitted Persons. Each Party may disclose Confidential Information of the other Party, without such Party’s prior written consent, to its directors, employees, agents, consultants, advisors, permitted suppliers, and other persons or entities who need to know such Confidential Information to assist the Party in fulfilling its obligations or exploiting its rights hereunder (“Permitted Person”). In addition, each Party may disclose the terms of this Agreement to investors or potential investors, provided the Party ensures that such Third Person is bound by a confidentiality agreement with terms at least as restrictive as the terms herein prior to disclosure of Confidential Information. The Party making such disclosure shall be responsible for any disclosure or use of Confidential Information in violation of this Agreement or the Manufacturing Agreement by any Permitted Person, investor or potential investor to the same extent as if the confidentiality breach was made by the Party.”
c.    Section 17.2(b) of the Agreement is hereby deleted in its entirety and replaced as follows:

“Legally Required or Necessary. Each Party may also disclose the Confidential Information of the other Party, without such Party’s prior written consent, to any person, entity, or government or regulatory authority to the extent that the law requires such disclosure. Notwithstanding the foregoing, prior to disclosing the other Party’s Confidential Information under this Subsection, the disclosing Party, must give the other Party prompt written notice of such requirement or order, take all reasonable and lawful actions to avoid or minimize the degree of disclosure of such Confidential Information and cooperate reasonably with the other Party and permit the other Party to participate in any efforts to seek a protective order.”

2.2    Authorized Disclosures of Confidential Information. Article 18 of the Agreement is hereby amended by adding the following as a new Section 18.4:
“18.4 Securities Authorities and Stock Exchange Filings. Notwithstanding anything to the contrary herein, the Parties shall coordinate in advance with each other in connection with (i) a Party’s decision to file this

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Agreement or the Manufacturing Agreement, including any amendments or modifications thereto, with any securities authority or with any stock exchange on which securities issued by a Party or its Affiliate are traded, or (ii) any other disclosure of information pertaining to this Agreement as otherwise required by the rules and regulations of the Securities and Exchange Commission or any other securities authority or stock exchange on which securities issued by a Party or its Affiliates are traded, and, in each such instance, (a) the filing Party will provide the other Party at least [***] (unless a shorter period of time is required pursuant to Applicable Law or securities exchange rules) to review and comment on the proposed filing or other disclosure of information, including, if applicable, a draft redacted version of this Agreement, the Manufacturing Agreement, and/or any amendments thereto , and (b) both Parties shall work together in good faith to agree on the disclosure to be made, having due and proper regard to their legal obligations; provided that the filing Party subject to such rules and regulations shall ultimately retain control over what information to disclose to any securities authority or stock exchange. Each filing Party shall use reasonable efforts to seek confidential treatment for terms proposed to be redacted; provided that the Parties shall use their reasonable efforts to file redacted versions with any governing bodies which are consistent with redacted versions previously filed with any other governing bodies. Other than such obligations, neither Party (nor any of its Affiliates) shall be obligated to consult with or obtain approval from the other Party with respect to any filings required by the rules and regulations of the Securities and Exchange Commission or any other securities authority or stock exchange on which securities issued by a Party or its Affiliates are traded.”
2.3    Termination of Development and License Agreement and Manufacturing Agreement.
a.Section 19.2(c) of the Agreement is hereby deleted in its entirety and replaced as follows:

“[Intentionally Omitted].”

b.Article 19 of the Agreement is hereby amended by adding the following as a new Section 19.8:

“Co-Termination. Without further action by either Party, this Agreement shall automatically terminate effective immediately upon the termination of the Manufacturing Agreement in its entirety, subject to the provisions that expressly survive the termination thereof.”

2.4    Notices. Section 20.6 of the Agreement is hereby deleted in its entirety and replaced as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

“Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by electronic mail or facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

If to AMAG, addressed to:	AMAG Pharmaceuticals, Inc.
[***]	1100 Winter Street
Waltham, MA 02451 [***]
With a copy to: [***]	AMAG Pharmaceuticals, Inc. 1100 Winter Street Waltham, MA 02451 [***]

If to Antares, addressed to:	Antares Pharma, Inc.
[***]	100 Princeton South, Suite 300
Ewing, NJ 08628
[***]
with a copy to:	Antares Pharma, Inc.
General Counsel	100 Princeton South, Suite 300
Ewing, NJ 08628
[***]

d.	Section 20.13 of the Agreement is hereby deleted in its entirety and replaced as follows:
“Entire Agreement of the Parties. This Agreement, including the Exhibits attached hereto (as amended by the Assignment and First Amendment to Development and License Agreement, dated March 20, 2018), the Amended and Restated Quality Agreement between AMAG and Antares, dated March 20, 2018, and the Manufacturing Agreement between AMAG and Antares, dated March 20, 2018, constitute and contain the complete, final and exclusive understanding and agreement of the Parties hereto, and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof. In the event there is a discrepancy

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

between the Exhibits and the Agreement, the Agreement shall control, provided that to the extent there is a discrepancy between the Quality Agreement and the Agreement, the Quality Agreement shall control with respect to quality-related matters; and this Agreement shall control with respect to all other matters. Furthermore, to the extent that any provision of this Agreement is inconsistent with any provision of the Manufacturing Agreement, the Manufacturing Agreement shall control and then only to the extent of the inconsistency. For the avoidance of doubt, the Manufacturing Agreement supersedes and replaces Sections 10.2 and 10.3 of this Agreement.”

3.
Effect of Amendment. Except as amended hereby, all provisions of the Agreement, together with all Statements of Work governed by the Agreement, are hereby ratified and confirmed and shall continue in full force and effect and are incorporated herein by reference. This Amendment shall be governed by and construed consistently with the terms of the Agreement.

4.	Definitions. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

5.	Governing Law. This Amendment shall be governed by and interpreted in accordance with the substantive laws of the State of New York, without regard to its choice of law rules.

6.
Miscellaneous. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement. An executed copy of this Amendment may be delivered by electronic transmission, and electronic copies of executed signature pages shall be binding as originals. The headings of the various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

[Signature page follows.]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the duly authorized representatives of each Party have executed this Amendment as of the Effective Date.

AMAG PHARMACEUTICALS, INC.	ANTARES PHARMA, INC.

By: /s/ William K. Heiden	By:_/s/ Robert Apple
Name: William K. Heiden	Name: Robert Apple
Title: President and Chief Executive Officer	Title: President and Chief Executive Officer

AMAG PHARMA USA, INC.

By: /s/ William K. Heiden
Name: William K. Heiden
Title: President and Chief Executive Officer

[Signature Page to Assignment and First Amendment to
Development and License Agreement]